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                                                                    EXHIBIT 1.1


                                4,000,000 Shares

                              QUALCOMM INCORPORATED

                                  Common Stock

                             UNDERWRITING AGREEMENT


                                                                  July ___, 1999


LEHMAN BROTHERS INC.
GOLDMAN, SACHS & CO.
c/o LEHMAN BROTHERS INC.
Three World Financial Center
New York, New York 10285

Dear Sirs:

         QUALCOMM Incorporated, a Delaware corporation (the "Company"), proposes to issue and sell severally to the underwriters named in Schedule I hereto (the "Underwriters") 4,000,000 shares (the "Firm Shares") of Common Stock ($.0001 par value) (the "Common Stock") of the Company. In addition, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, the Company proposes to grant to the Underwriters an option to purchase up to an additional 600,000 shares (the "Option Shares") of Common Stock. The Firm Shares and any Option Shares purchased pursuant to this Underwriting Agreement are herein called the "Shares."

         This is to confirm the agreement concerning the purchase of the Shares from the Company by the Underwriters.

         1. REPRESENTATIONS AND WARRANTIES. The Company represents, warrants and agrees that:

                  (a) A registration statement on Form S-3 (File No. 333-82715) with respect to the Shares has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Rules and Regulations (as defined herein) of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission under the Securities Act. Copies of such registration statement as amended to date have been delivered by the Company to


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         you, the Underwriters. The Company will next file with the Commission one of the following: (i) prior to effectiveness of such registration statement, a further amendment to such registration statement, including a form of final prospectus, (ii) a final prospectus in accordance with Rules 430A and 424(b)(1) or (4), or (iii) a registration statement under Rule 462(b) (as defined herein) and final prospectus in accordance with Rules 430A and 424(b)(1) or (4). In the case of clauses (ii) and (iii), the Company has included in such registration statement, as amended at the Effective Date (as defined herein), all information (other than Rule 430A Information (as defined herein)) required by the Securities Act and the Rules and Regulations thereunder to be included in the Prospectus with respect to the Shares and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, or such registration statement and final prospectus, shall contain all Rule 430A Information, together with all other such required information, with respect to the Shares and the offering thereof and, except to the extent the Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the date hereof or, to the extent not completed at the date hereof, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the date hereof, will be included or made therein.

         For purposes of this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was deemed effective or declared effective by the Commission. "Effective Date" means the date of the Effective Time. "Preliminary Prospectus" means each prospectus included in such registration statement or in a registration statement filed under Rule 462(b), or amendments thereof, before the Effective Date and any prospectus included in such registration statement at the Effective Date that omits Rule 430A Information. "Prospectus" means the form of prospectus relating to the Shares, as first filed pursuant to Rule 424(b), or as filed in a registration statement under Rule 462(b) or, if no filing pursuant to Rule 424(b) or 462(b) is required, the form of final prospectus included in the Registration Statement at the Effective Date. "Registration Statement" means (i) such registration statement, as amended at the Effective Time, (ii) any registration statement filed pursuant to Rule 462(b), and (iii) any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 424," "Rule 430A" and "Rule 462(b)" refer to such rules under the Securities Act. "Rule 430A Information" means information with respect to the Shares and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of the Registration Statement, such Preliminary Prospectus or Prospectus, as the case may be,


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         and any reference to any amendment or supplement to the Registration
         Statement, any Preliminary Prospectus or Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder (collectively, the "Exchange Act"), and so incorporated by reference (such incorporated documents, financial statements and schedules being herein called the "Incorporated Documents").

         The Commission has not issued any stop order preventing or suspending the use of the Preliminary Prospectus or the Prospectus or the effectiveness of the Registration Statement, and no proceeding for any such purpose has been initiated or, to the best of the Company's knowledge, threatened by the Commission. For purposes of this
         Agreement: "Rules and Regulations" means the rules and regulations adopted by the Commission under either the Securities Act or the Exchange Act, as applicable; "U.S. Person" means any resident or national of the United States or Canada and its provinces, any corporation, partnership or other entity created or organized in or under the laws of the United States or Canada and its provinces, or any estate or trust the income of which is subject to United States or Canada federal income taxation regardless of the source of its income (other than the foreign branch of any U.S. Person), and includes any United States or Canadian branch of a person other than a U.S. Person; and "United States" means the United States of America (including the states thereof and the District of Columbia) and its territories, its possessions and other areas subject to its jurisdiction.

                  (b) On the Effective Date, the Registration Statement and the Prospectus did, and any further amendments or supplements to the Registration Statement or the Prospectus will, conform in all material respects to the requirements of the Securities Act and the Rules and Regulations thereunder and did not and will not, as of the applicable Effective Date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with written information furnished to the Company through any Underwriter, specifically for use in the preparation thereof.

                  (c) The accountants who certified the financial statements and supporting schedules included in or incorporated by reference into the Registration Statement are independent public accountants as required by the Securities Act and the Rules and Regulations thereunder.



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                  (d) The financial statements (including the related notes and supporting schedules) and the summary financial information included in or incorporated by reference into the Registration Statement, any Preliminary Prospectus or the Prospectus, present (or in the case of any amendment or supplement to any such document filed with the Commission after the date as of which this representation is being made, will present) fairly and in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved, the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated and have been or will be, as the case may be, prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise stated therein).

                  (e) Since the respective dates as of which information is given in the Registration Statement and the Prospectus (excluding the Incorporated Documents), except as otherwise stated or contemplated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, assets, affairs or business prospects of the Company, whether or not arising in the ordinary course of business, (B) there have been no transactions, entered into by the Company, other than those in the ordinary course of business, which are material with respect to the Company, (C) there has been no extraordinary dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, (D) there has not been any change in the capital stock (other than issuances of shares of Common Stock pursuant to employee benefit plans or existing options), or any increase in the short-term indebtedness for borrowed money (except increases due to long-term debt becoming short-term debt through the passage of time) or long-term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock (other than the grant of options pursuant to existing option plans or rights pursuant to the Company's 1991 Employee Stock Purchase Plan), of the Company, and (E) the Company has not sustained any material loss or damage to its property or interference with its business, whether or not any of the foregoing is insured.

                  (f) The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware, and has full corporate power and authority to own or hold its properties and conduct its business as described in the Registration Statement; and the Company is duly qualified to transact business and is in good standing in each jurisdiction in which failure so to qualify could have a material adverse effect upon the Company or on its earnings, assets, affairs or business prospects. Except as may be set forth on Exhibit 21 to the Company's most recent Annual Report on Form 10-K filed with the Commission, the Company has no significant subsidiaries.



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                  (g) The Company is not in violation of its corporate charter or by-laws or, except as otherwise described or contemplated in the Registration Statement, in default under any agreement, indenture or instrument, the effect of which violation or default would be materially adverse to the Company; and the issuance and sale of the Shares and the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action and will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument (the effect of which conflict, lien, charge, encumbrance, default or violation would be materially adverse to the Company, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement) or result in a violation of the corporate charter or by-laws of the Company, nor will the performance by the Company of its obligations hereunder violate any law, rule, administrative regulation or decree of any court or governmental agency having jurisdiction over the Company or its properties. Except as required by the Securities Act, the Exchange Act and applicable state securities laws or "Blue Sky" laws of any jurisdiction, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required in connection with the consummation of the transactions contemplated by this Agreement.

                  (h) Other than as disclosed in the Registration Statement, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened against or affecting the Company, which is required to be disclosed in the Registration Statement or which might result in any material adverse change in the condition, financial or otherwise, or in the earnings, assets, affairs or business prospects of the Company, or which might materially and adversely affect its properties or assets or which might materially and adversely affect the consummation of the transactions contemplated by this Agreement; all summaries or descriptions of legal or governmental proceedings or contingencies contained in the Registration Statement are accurate in all material respects with respect to such matters; and there are no contracts or other documents of the Company which are required to be filed as exhibits to the Registration Statement which have not been so filed.

                  (i) The Company is not in violation of any law, ordinance, governmental rule or regulation or court decree to which it is subject, other than violations (if any) that individually or in the aggregate are not material to the Company. Other than as disclosed in the Registration Statement, the Company possesses such certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies the absence of which would have a material adverse effect on its business, and the Company has not received any notice of proceedings relating to the revocation or


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         modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the conduct of the business, operations, financial condition or income of the Company.

                  (j) At and after the First Closing Date, there will be no holders of securities of the Company who, by reason of the filing of the Registration Statement or any Preliminary Prospectus or the Prospectus under the Securities Act, have the right to request the Company to register under the Securities Act securities held by them, other than holders who have agreed in writing to waive such rights, or other than where the failure to waive such rights, singly or in the aggregate, would not materially and adversely affect the conduct of the business, operations, financial condition or income of the Company.

                  (k) All outstanding shares of Common Stock have been, and the Shares, upon issuance and delivery and payment therefor in the manner herein described, will be, duly authorized, validly issued, fully paid and nonassessable. Upon the closing of the offering, no preemptive rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock, will exist pursuant to the Company's corporate charter, by-laws or any agreement or other instrument to which the Company is a party or by which it may be bound. The capitalization of the Company as of March 28, 1999, is as set forth in the Company's Form 10-Q report for the quarter ended March 28, 1999, which is incorporated by reference into each Preliminary Prospectus and the Prospectus. The appropriate number of shares of Common Stock issuable upon exercise of the outstanding options to employees and directors has been duly reserved for issuance, and such shares have been duly and validly authorized and will when issued upon exercise in accordance with their terms, be validly issued, fully paid and nonassessable. There are no other rights to subscribe for or to purchase any shares of Common Stock pursuant to the Company's corporate charter or by-laws or any agreement or other instrument to which the Company is a party or by which it may be bound or has knowledge, other than conversion rights of the holders of outstanding Trust Convertible Preferred Securities and outstanding options to employees and directors and rights pursuant to the Company's 1991 Employee Stock Purchase Plan.

                  (l) The Company has full right, corporate power and authority to enter into this Agreement and to perform and discharge its obligations hereunder, and this Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and legally binding agreement of the Company, except as rights to indemnification may be limited by federal or state securities laws and except for the effect of bankruptcy,



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         insolvency, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally.

                  (m) Except as otherwise stated in the Registration Statement and the Prospectus, the Company has good and marketable title, free and clear of all liens, encumbrances or claims of which the Company has knowledge, to all of the real and personal property described in the Registration Statement and the Prospectus as being owned by it, except liens, encumbrances and equities which are not material in the aggregate and do not materially affect the value of such property or interfere with the conduct of the business of the Company and, except as otherwise stated in the Registration Statement and Prospectus, the Company has valid and binding leases to all of the real and personal property described in the Registration Statement and Prospectus as under lease to it with such exceptions as are not material and do not interfere with the conduct of the business of the Company.

                  (n) The Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid all taxes shown as due thereon, and the Company has no knowledge of any material tax deficiency which has been or might be asserted against the Company.

                  (o) The Incorporated Documents, when they became effective or were filed (or, if an amendment with respect to any such Incorporated Document was filed or became effective, when such amendment was filed or became effective) with the Commission, as the case may be, complied in all material respects with the requirements of the Exchange Act, and any documents so filed and incorporated by reference in the Registration Statement or the Prospectus subsequent to the effective date of the Registration Statement will, when they are filed with the Commission, comply in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable; no such Incorporated Document, when it was filed or became effective (or, if an amendment with respect to any such Incorporated Document was filed or became effective, when such amendment was filed or became effective), contained, and no document so filed and incorporated by reference in the Registration Statement or Prospectus subsequent to the effective date of the Registration Statement will contain, an untrue statement of a material fact or omitted, or will omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (p) The Company has reviewed its operations and those of its subsidiaries and any third parties with which the Company or any of its subsidiaries has a material relationship to evaluate the extent to which the business or operations of the Company or any of its subsidiaries will be affected by Year 2000 issues. As a result of such review,



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         the Company represents and warrants that the disclosure in the
         Registration Statement relating to Year 2000 issues is accurate and complies with the rules and regulations under the Act, in each case in all material respects. "Year 2000 issues" as used herein means Year 2000 issues described in or contemplated by the Commission's
         Interpretation: Disclosure of Year 2000 Issues and Consequences by Public Companies, Investment Advisers, Investment Companies, and Municipal Securities Issuers (Release No. 33-7558).

                  (q) The Company is not an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

         2. PURCHASE OF THE SHARES BY THE UNDERWRITERS. (a) Subject to the terms and conditions and upon the basis of the representations and warranties herein set forth, the Company agrees to issue and sell to the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase at a price of $________ per Share, the number of Firm Shares set forth opposite such Underwriter's name in Schedule I hereto. The Underwriters agree to offer the Firm Shares as set forth in the Prospectus. The Company is not obligated to deliver any Firm Shares except upon payment for all the Firm Shares.

         (b) The Company hereby grants to the Underwriters an option to purchase from the Company, solely for the purpose of covering over-allotments in the sale of Firm Shares, all or any portion of the Option Shares for a period of 30 days from the date hereof at the purchase price per Share set forth above. Option Shares shall be purchased from the Company, severally and not jointly, for the accounts of the several Underwriters in proportion to the number of Firm Shares set forth opposite such Underwriter's name in Schedule I hereto, except that the respective purchase obligations of each Underwriter shall be adjusted by the Underwriters so that no Underwriter shall be obligated to purchase Option Shares other than in 100-Share quantities.

         3. DELIVERY OF AND PAYMENT FOR SHARES. Delivery of certificates for the Firm Shares and certificates for the Option Shares, if the option to purchase the same is exercised on or before the second Business Day (as defined herein) prior to the First Closing Date (as defined herein), to be purchased by the Underwriters from the Company shall be made through the facilities of the Depository Trust Company ("DTC") (including without limitation, by "full fast" electronic transfers through DTC) to Lehman Brothers Inc. for the respective accounts of the Underwriters, at 10:00 a.m., New York City time, on the fourth full Business Day following the date hereof or at such other date as shall be determined by you and the Company (the "First Closing Date"). For purposes of this Agreement, "Business Day" means any day on which the New York Stock Exchange is open for trading.



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         The option to purchase Option Shares granted in Section 2 hereof may be exercised on two occasions during the term thereof by written notice to the Company from the Underwriters. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the time and date, as determined by the Underwriters, when such Option Shares are to be delivered (the "Option Closing Date"), which date shall be, subject to the first sentence of this Section 3, the third Business Day after the date on which the option shall have been exercised and in no event earlier than the First Closing Date. (The First Closing Date and any Option Closing Date are herein individually referred to as a "Closing Date" and collectively referred to as the "Closing Dates".) Delivery of such Option Shares shall be made by the Company on the applicable Closing Date at 10:00 a.m., New York City time, in the manner set forth above for delivery of the Firm Shares.

         Delivery of certificates for the Shares shall be made by or on behalf of the Company to you in the manner set forth above, for the respective accounts of the Underwriters, against payment by the Underwriters of the purchase price therefor by wire transfer of immediately available funds to such account as the Company shall designate, at the offices of Cooley Godward LLP, 4365 Executive Drive, Suite 1100, San Diego, California 92121 (or at such other location as shall be agreed upon by the Company and the Underwriters), at 10:00 a.m., New York City time, on the applicable Closing Date. The certificates for the Shares shall be registered in such names and denominations as you shall have requested at least two full Business Days prior to the applicable Closing Date. For the purpose of expediting the checking and packaging of the certificates for the Shares, the Company shall make such certificates available for inspection by the Underwriters at a location in New York, New York as may be designated by the Company not later than 1:00 p.m., New York City time, on the Business Day prior to each such Closing Date. Time shall be of the essence and delivery of the certificates for the Shares to be purchased at the time and place specified in this Agreement is a further condition to the obligations of each Underwriter.

         If an Underwriter shall direct that any Shares be issued in a name or names other than that of the Underwriter agreeing to purchase such Shares, such Underwriter shall pay any transfer tax resulting from issuance.



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         4. COVENANTS. The Company covenants and agrees with each Underwriter that:

                  (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the date hereof, and any amendment thereof, to become effective. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A or Rule 462(b), or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Underwriters of such timely filing. The Company shall prepare and file with the Commission during such period following the date hereof as, in the reasonable opinion of counsel for the Underwriters, the Prospectus is required by law to be delivered, any amendments of or supplements to the Registration Statement, the Preliminary Prospectus or the Prospectus that, in your opinion, may be necessary or advisable in connection with the distribution of the Shares; and the Company shall not file any amendment of or supplement to the Registration Statement, the Preliminary Prospectus or the Prospectus if such filing has not been consented to by you after reasonable notice thereof, such consent not to be unreasonably withheld or delayed.

                  (b) The Company shall furnish promptly to each of the Underwriters and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith, and shall furnish to the Underwriters such number of (i) conformed copies of the Registration Statement, as originally filed and each amendment thereto (excluding exhibits other than this Agreement),
         (ii) any Preliminary Prospectus and the Prospectus and (iii) all amendments and supplements to any of such documents (including the Incorporated Documents to the extent not previously provided to you), in each case as soon as available and in such quantities as the Underwriters may from time to time reasonably request, provided, that the Company shall furnish to such Underwriters and counsel such copies of the Prospectus not later than the end of the first Business Day after the date hereof; and the Company authorizes the Underwriters and all dealers to whom any Shares may be offered or sold by the several Underwriters to use the Prospectus, and if supplemented or amended then after such date as supplemented or amended, during the period referred to in Section 4(a), in connection with the sale of the Shares in accordance with the applicable provisions of the Securities Act, the Rules and Regulations thereunder and this Agreement.

                  (c) The Company will promptly advise the Underwriters (i) when the Registration Statement, if not effective at the date hereof, and any amendment thereto, shall



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         have been filed or become effective, (ii) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (iii) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order directed to the Prospectus or the initiation or threat of any such stop order proceeding by the Commission, (v) of receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose and (vi) of the happening during the period that any Prospectus is required to be delivered under the Securities Act of any event which makes untrue any statement of a material fact made in the Registration Statement or the Prospectus or which requires the making of a change in the Registration Statement or the Prospectus in order to make any material statement therein not misleading. As long as the Prospectus relating to the Shares is required to be delivered under the Securities Act, the Company shall advise the Underwriters promptly of any event which materially affects the Company or the Shares and which should be set forth in a supplement to or an amendment of the Prospectus relating to the Shares in order to make the statements therein not misleading or if during such period it is necessary to amend the Registration Statement or supplement the Prospectus to comply with the Securities Act or to file any document. The Company agrees to prepare and furnish to the several Underwriters at its own expense such amendment or amendments to such Prospectus so as to correct such statement or omission or to effect such compliance.

                  (d) If during the period referred to in Section 4(a) the Commission shall issue a stop order or other order suspending the effectiveness of the Registration Statement, suspending or preventing the use of any Preliminary Prospectus or the Prospectus, or if the Commission shall institute any proceedings for any such purpose, the Company shall make every reasonable effort to obtain the lifting of any such order at the earliest possible time.

                  (e) As soon as practicable and in any event not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the Effective Date occurs, the Company shall make generally available to its security holders in accordance with Rule 158 of the Rules and Regulations under the Securities Act and deliver to the Underwriters an earnings statement, conforming with the requirements of
         Section 11(a) of the Securities Act and covering a period of at least twelve consecutive months beginning after the Effective Date.

                  (f) The Company shall endeavor to qualify the Shares for offer and sale under the securities laws of such jurisdictions (including Canada and its provinces) as the Underwriters shall reasonably designate and to continue such qualifications in effect so



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         long as is required for the distribution of the Shares; provided, however, that the Company will not be obligated to qualify the Shares in any such jurisdiction where such qualification would require the Company to qualify to do business as a foreign corporation or file a general consent to service of process.

                  (g) The Company shall pay all costs incident to the authorization, issuance, sale and delivery of the Shares to be sold to the Underwriters and any taxes payable in that connection; the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments, supplements and exhibits thereto; the costs of distributing the Registration Statement as originally filed and each amendment and post-effective amendment thereof (including exhibits), any Preliminary Prospectus and the Prospectus; the costs of printing this Agreement; costs of the Company's counsel; any applicable filing fee of the National Association of Securities Dealers, Inc.; any applicable listing or other stock exchange fees; the fees and expenses of qualifying any Shares under the securities laws of the several jurisdictions (including Canada and its provinces) as provided in this Section and of preparing and printing a Blue Sky Memorandum (including reasonable fees and expenses of counsel to the Underwriters in connection therewith) and all other costs and expenses incident to the performance of the Company's obligations under this Agreement; provided that, (i) except as provided in this Section, the Underwriters shall pay their own costs and expenses, including the fees and expenses of their counsel, any transfer taxes on the Shares which they may sell and the expenses of advertising any offering of the Shares made by the Underwriters; and
         (ii) if the sale of the Shares provided for herein is not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed or because any other condition of the Underwriters' obligations hereunder is not fulfilled or if the Underwriters shall decline to purchase the Shares for any reason permitted under this Agreement, the Company shall reimburse the several Underwriters for all reasonable out-of-pocket disbursements (including reasonable fees and disbursements of counsel) incurred by the Underwriters in connection with their investigation of or any preparation by them in respect of the marketing of the Shares or in contemplation of performing their obligations hereunder; provided, however, that in no event shall the Company be obligated to pay such expenses of the Underwriters in the event this Agreement is terminated by the Underwriters pursuant to Section 7 or 8(a) hereof, or pursuant to Subsection 8(b)(iii), 8(b)(iv), 8(b)(v), 8(b)(vi) or 8(b)(vii) hereof.

                  (h) The Company shall not take, directly or indirectly, any action designed to cause or result in, or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.

                  (i) During a period of five years from the Effective Date, the Company shall furnish to the Underwriters copies of all reports, documents and financial statements furnished by the Company to stockholders or to any securities exchange or the National Association of Securities Dealers, Inc., pursuant to requirements of or agreements with such organizations, or to the Commission pursuant to the Exchange Act or any of the Rules and Regulations thereunder.

                  (j) The Company shall apply the net proceeds of the sale of the Shares as set forth in any Preliminary Prospectus and the Prospectus.

                  (k) The Company will for a period of at least five years after the Effective Date maintain a registration with the Commission pursuant to Section 12(g) of the Exchange Act and will provide to you, at the same time as filed, copies of all filings made with the Commission pursuant to the Exchange Act.

         5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters hereunder are subject to the accuracy, as of the date hereof and each Closing Date (as if made at such Closing Date), of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder and to the following additional terms and conditions:

                  (a) If the Registration Statement has not become effective prior to the date hereof, unless the Underwriters agree in writing to a later time, the Registration Statement will become effective not later than 11:00 a.m., New York City time, on the first full Business Day following the date hereof; all post-effective amendments to the Registration Statement shall have become effective; all filings required by Rule 424 shall have been made within the time period required by such Rule; no stop order suspending the effectiveness of the Registration Statement shall have been issued and prior to that time no stop order proceeding shall have been initiated or threatened by the Commission; any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with or adequately disposed of following discussions with the Commission's staff; and after the date hereof the Company shall not have filed with the Commission any amendment or supplement to the Registration Statement or the Prospectus without the consent of the Underwriters, which consent will not have been unreasonably withheld or delayed.

                  (b) No Underwriter shall have discovered and disclosed to the Company that the Registration Statement, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact that, in the reasonable opinion of counsel for the Underwriters, is material or omits to state a fact that, in the reasonable opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                  (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Shares, and the form of the Registration Statement, the Prospectus (other than financial statements and other financial data) and all other legal matters relating to this Agreement, such other documents and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that such counsel may reasonably request to enable it to pass upon such matters.

                  (d) The Company shall have furnished to you a certificate, dated such Closing Date and addressed to the Underwriters, of its Chief Executive Officer and Chief Financial Officer, certifying that the signers of said certificate have carefully examined the Registration Statement, the any Preliminary Prospectus and the Prospectus, and any amendments or supplements thereto, and that:

                           (i) There has not been, since the respective dates as
                  of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, or the earnings, assets, affairs or business prospects of the Company, whether or not arising in the ordinary course of business, except as set forth in, or contemplated by, the Registration Statement and the Preliminary Prospectus and the Prospectus;

                           (ii) The representations and warranties of the
                  Company contained in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of such Closing Date;

                           (iii) The Company has complied with all agreements
                  and satisfied all conditions on its part to be performed or satisfied at or prior to such Closing Date;

                           (iv) No stop order suspending the effectiveness of
                  the Registration Statement has been issued and no proceedings for such purpose have been initiated or threatened by the Commission; and

                           (v) Such documents do not include any untrue
                  statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

         The delivery of the certificate provided for in this subparagraph (d) shall be and constitute a representation and warranty of the Company as to the facts required in the immediately foregoing clauses (i), (ii),
         (iii), (iv) and (v) of this subparagraph (d) to be set forth in such certificate.

                  (e) On such Closing Date you shall have received a letter of PricewaterhouseCoopers, LLP, addressed to the Underwriters and dated such date, confirming that they are independent public accountants with respect to the Company within the meaning of the Securities Act and restating, as of the date of such letter (or with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of such letter), their conclusions and findings with respect to the financial information and other matters covered by their letter delivered to the Underwriters concurrently with the execution of this Agreement and confirming in all material respects the conclusions and findings set forth in such prior letter.

                  (f) Since the latest date as of which such condition is set forth in the Registration Statement, the Preliminary Prospectus and the Prospectus, there shall have been no material adverse change in the condition, financial or otherwise, or the earnings, affairs or business prospects of the Company, except in all cases for changes or developments that the Prospectus discloses or expressly contemplates.

                  (g) The inclusion of the Company in the Standard & Poor's Corporation 500 Composite Price Index shall not have been withdrawn, nor shall the inclusion date have been delayed from that heretofore announced.

                  (h) Cooley Godward LLP, counsel for the Company, shall have furnished to the Underwriters their opinion, addressed to the Underwriters, dated such Closing Date and in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

                           (i) the Company (A) has been duly incorporated and is
                  validly existing in good standing under the laws of the State of Delaware, (B) is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the owning or leasing of properties or the conduct of business makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on the Company, and (C) has full corporate power and authority to carry on its business as described in the Prospectus and to own and operate the properties used in said business. The Company has full corporate power and authority to enter into and perform this Agreement and to issue, sell and deliver the Shares. To the best of such counsel's knowledge, except as may be set forth on Exhibit 21 to the Company's most recent Annual Report on Form 10-K filed with the Commission, the Company has no significant subsidiaries.

                           (ii) this Agreement has been duly executed and
                  delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by Federal or state securities laws;

                           (iii) all legally required corporate proceedings in
                  connection with the authorization and issuance of the Shares and the sale of the Shares by the Company in accordance with the terms of this Agreement have been taken and all orders, consents or other authorizations or approvals of any public board or body legally required for the validity of the Shares or for the issuance, sale and distribution of the Shares hereunder have been obtained (except that no opinion need be expressed with respect to such orders, consents or other authorizations or approvals as may be required by the Blue Sky or securities laws of any jurisdiction in connection with the issuance of the Shares);

                           (iv) all the outstanding shares of the Company's
                  Common Stock have been, and the Shares, upon issuance and delivery and payment therefor in the manner herein described, will be, duly authorized, validly issued, fully paid and nonassessable. Upon the closing of the offering, no preemptive rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock will exist pursuant to the Company's corporate charter or by-laws, or, to the best of such counsel's knowledge, pursuant to any agreement or other instrument to which the Company is a party or by which it may be bound;

                           (v) the certificates for the Shares are in valid and
                  sufficient form under applicable law;

                           (vi) the Registration Statement has become effective
                  under the Act, the applicable provisions of Rule 424, Rule 430A and Rule 462(b) under the Act have been fully complied with in a timely manner, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated;

                           (vii) there are no contracts or other documents known
                  to such counsel which are required to be filed as exhibits to the Registration Statement other than those filed as exhibits thereto, and there are no legal or governmental proceedings known to such counsel pending or, to the best of such counsel's knowledge, threatened against the Company required to be disclosed in the Prospectus which are not so disclosed;

                           (viii) the execution and delivery of this Agreement
                  by the Company, and the issuance and sale of the Shares and the fulfillment of this Agreement by the Company will not conflict with or constitute a breach of or a default (with the passage of time or otherwise) under (i) the charter or by-laws of the Company (ii) any statute, law or regulation to which the Company or any of its properties may be subject or any judgment, decree or order, known to such counsel, of any court or governmental agency or authority entered in any proceeding to which the Company was or is now a party or by which it is bound, except for any conflict, breach or default that would not have a material adverse effect on the Company or (iii) to the best of such counsel's knowledge, any agreement or document filed as an exhibit to the Registration Statement, except for any conflict, breach or default that would not have a material adverse effect on the Company;

                           (ix) to the best of such counsel's knowledge, the
                  Company is not in violation of its charter or by-laws; and

                           (x) except as to financial statements and schedules
                  included therein, as to which such counsel need not express any opinion, such counsel is of the opinion that the Registration Statement and the Prospectus and any supplements or amendments thereto (including the Incorporated Documents) comply as to form in all material respects with the Securities Act and the Exchange Act.

         In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, counsel for the Underwriters, representatives of the independent public accountants for the Company, and you, at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus and has not made any independent check or verification thereof, on the basis of the foregoing, no facts have come to such counsel's attention that lead them to believe that either the Registration Statement (including the Incorporated Documents) at the time such Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or the Prospectus (including the Incorporated Documents) as of its date or the Closing Date contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need express no opinion with respect to the financial statements, schedules and other financial data included in the Registration Statement or Prospectus.

         In rendering such opinion such counsel may rely (A) as to questions of the law of jurisdictions other than the State of California or the United States upon an opinion (dated the Closing Date, addressed to the Underwriters) of counsel acceptable to counsel to the Underwriters and (B) as to matters of fact, to the extent they deem proper, upon certificates of officers of the Company and public officials. Such opinion may also be limited as to the effect thereon of laws relating to bankruptcy or insolvency, the application of equitable principles and limitations on the effectiveness of indemnification and contribution provisions and may contain such other customary exceptions or qualifications as are acceptable to counsel for the Underwriters. Such opinion of counsel to the Company shall state that the opinion of such other counsel is in form and substance satisfactory to counsel to the Company and, in their opinion, the Underwriters are justified in relying thereon.

                  (i) You shall have received from Latham & Watkins, counsel for the Underwriters, their opinion, addressed to the Underwriters and dated such Closing Date, with respect to the Shares, the Registration Statement, the Prospectus, and other related matters as you reasonably may request, and the Company shall have furnished to such counsel such papers and information as they request to enable them to pass upon such matters.

         Any such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Underwriters and to counsel for the Underwriters. The Company shall furnish to the Underwriters such conformed copies of such opinions, certificates, letters and other documents as the Underwriters shall reasonably request. If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, such Closing Date, by you. Any such cancellation shall be without liability of the Underwriters to the Company. Notice of such cancellation shall be given to the Company in writing, or by telex or telephone and confirmed in writing.

         6. INDEMNIFICATION AND CONTRIBUTION. (a) The Company shall indemnify and hold harmless each Underwriter and each person, if any, who controls each Underwriter within the meaning of the Securities Act from and against any losses, claims, damages or liabilities, joint or several (and any actions in respect thereof), to which that Underwriter or such controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (and actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or the Registration Statement, any Preliminary Prospectus or the Prospectus as amended or supplemented, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and shall reimburse each Underwriter and each such controlling person promptly after receipt of invoices from such Underwriter or such controlling person, as applicable, for any legal or other expenses reasonably incurred by that Underwriter or such controlling person, as applicable, in connection with investigating, defending or preparing to defend against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case the person receiving them shall promptly refund them; provided, however, that the Company shall not be liable under this Section 6(a) in any such case to the extent, but only to the extent, that any such loss, claim, damage, liability or action arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, or any amendment or supplement thereto in reliance upon and in conformity with written information regarding such Underwriter or the arrangements with respect to the underwriting of the transactions contemplated hereby furnished to the Company through the Underwriters specifically for use in the preparation thereof; and provided further, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, alleged untrue statement, omission or alleged omission made in any Preliminary Prospectus but eliminated or remedied in the Prospects, such indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage or liability purchased the Shares which are the subject thereof (or to the benefit of any person who controls such Underwriter) if a copy of the Prospectus (excluding Incorporated
Documents) was not sent or given to such person with or prior to the written confirmation of the sale of such Shares to such person and provided that the Company has complied with its obligations under Sections 4(b) and 4(c) hereof. This indemnity agreement is in addition to any liability which the Company may otherwise have.

         (b) Each Underwriter severally, but not jointly, shall indemnify and hold harmless the Company, each of the Company's directors, each of the Company's officers who has signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act from and against any losses, claims, damages or liabilities (and any actions in respect thereof) to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or the Registration Statement, any Preliminary Prospectus or the Prospectus as amended or supplemented, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information regarding such Underwriter or the arrangements with respect to the underwriting of the transactions contemplated hereby furnished to the Company through the Underwriters specifically for use in the preparation thereof, and shall reimburse the Company or any such director, officer or controlling person promptly after receipt of invoices from the Company or any such director, officer or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating, defending or preparing to defend against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case the Company or any such director, officer or controlling person, as applicable, shall promptly refund them.

         (c) Promptly after receipt by an indemnified party under this Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the claim or the commencement of the action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this Section 6 except to the extent it has been prejudiced in any material respect by such failure. If any such claim or action is brought against an indemnified party, and it notifies the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, and approval of counsel by the indemnified party in accordance with the foregoing, the indemnifying party shall not be liable to the indemnified party under this
Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent itself in connection with any claim in respect of which indemnity may be sought against the indemnifying party under this Section 6 if the defendants with respect to any such claim shall have reasonably concluded that there may be legal defenses available to them and/or other indemnified parties which are different from or additional to those available to the indemnifying party or that there exists some other conflict of interest between the interests of the indemnified parties and the indemnifying party with respect to such claim that makes separate representation desirable in the reasonable judgment of the indemnified parties, and, in the event of the foregoing, the reasonable fees and expenses of such separate counsel shall be paid by the indemnifying party. It is understood, however, in connection with the indemnifying party's undertaking in the preceding proviso, that the indemnifying party shall not be liable for the expenses of more than one separate counsel representing all indemnified parties who are parties to the claim referred to in such proviso in each jurisdiction in which any claim or action is brought.

         (d) If the indemnification provided for in this Section 6 shall for any reason be unenforceable by an indemnified party under Section 6(a) or 6(b) hereof in respect of any loss, claim, damage or liability (or any action in respect thereof) referred to therein, although otherwise available in accordance with its terms, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability (or action in respect thereof) (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability (or action in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters in question with respect to such offering, as set forth in the table on the cover page of the Prospectus. Relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters in question, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the loss, claim, damage or liability (or action in respect thereof) referred to above in this subsection (d) shall be deemed to include, for purposes of this subsection
(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter and its controlling persons in the aggregate shall be required to contribute any amount in excess of the amount by which the total purchase price for the Shares underwritten by such Underwriter and distributed to the public exceeds the amount of any damages which such Underwriter and its controlling persons in the aggregate have otherwise paid or become liable to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint. Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise (except as specifically provided in subsection (c) hereof).

         7. SUBSTITUTION OF UNDERWRITERS. If any Underwriter defaults in the performance of its obligations to purchase the number of Shares which it has agreed to purchase under this Agreement, the non-defaulting Underwriter shall be obligated to purchase (in the respective proportions which the number of Shares set forth opposite the name of each non-defaulting Underwriter in Schedule I hereto bears to the total number of Shares set forth opposite the name of the non-defaulting Underwriter in Schedule I hereto) the Shares which the defaulting Underwriter agreed but failed to purchase; except that the non-defaulting Underwriter shall not be obligated to purchase any of the Shares if the total number of Shares which the defaulting Underwriter agreed but failed to purchase exceeds 9.09% of the total number of Firm Shares, and the nondefaulting Underwriter shall not be obligated to purchase more than 110% of the number of Shares set forth opposite its name in Schedule I hereto plus the total number of Option Shares purchasable by it pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the nondefaulting Underwriter, and any other underwriters satisfactory to you who so agree, shall have the right, but shall not be obligated, to purchase (in such proportions as may be agreed upon among them) all the Shares. If the non-defaulting Underwriter or the other underwriters satisfactory to you do not elect to purchase the Shares that the defaulting Underwriter agreed but failed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company except for the payment of expenses to be borne by the Company and the Underwriters as provided in Section 4(g) and the indemnity and contribution agreements of the Company and the Underwriters contained in Section 6 hereof.

         Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have for damages caused by its default. If the other underwriters satisfactory to you are obligated or agree to purchase the Shares of a defaulting Underwriter, either you or the Company may postpone the First Closing Date for up to seven full Business Days in order to effect any changes in the Registration Statement, any Preliminary Prospectus or the Prospectus which in your opinion may thereby be made necessary.

         8. EFFECTIVE DATE AND TERMINATION. (a) This Agreement shall become effective on the earlier of (i) the initial release of the public offering of the Firm Shares, or (ii) at 11:00 A.M., New York City time, on the first full Business Day following the date hereof. You shall notify the Company immediately after you have taken any action which causes this Agreement to become effective. Until this Agreement is effective, it may be terminated by the Company by giving notice as hereinafter provided to you, or by you by giving notice as hereinafter provided to the Company, except that the provisions of Section 4(g) and Section 6 shall at all times be effective. For purposes of this Agreement, the initial release of the public offering of the Firm Shares for sale to the public shall be deemed to have been made when you release, by telegram or otherwise, firm offers of the Firm Shares to securities dealers or release for publication a newspaper advertisement relating to the Firm Shares, whichever occurs first.

         (b) From the time of effectiveness of this Agreement until the First Closing Date, this Agreement may be terminated by you in your absolute discretion by giving notice as hereinafter provided to the Company, if (i) the Company shall have failed, refused or been unable, at or prior to the First Closing Date, to perform in any material respect any agreement on its part to be performed hereunder, (ii) any other condition to the obligations of the Underwriters hereunder is not fulfilled in any material respect, (iii) the Company shall have sustained a loss or damage by fire, flood, accident or other calamity which is material to the property, business or financial condition of the Company, or the Company or any of its property shall have become a party or subject to litigation material to the Company or there shall have been, since the respective dates as of which information is given in the Registration Statement or the Prospectus, any material adverse change or any development involving a prospective material adverse change in the general affairs, condition (financial or other), business, key personnel, capitalization, properties, results of operations or net worth of the Company whether or not arising in the ordinary course of business, which loss, damage or change, in your judgment shall render it inadvisable to proceed with the delivery of the Shares, whether or not any such loss shall have been insured, (iv) trading in the Company's Common Stock shall have been suspended by the Commission or trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited, or minimum prices shall have been established on such exchange by the Commission, or by such exchange or other regulatory body or governmental authority having jurisdiction, (v) a general banking moratorium shall have been declared by Federal or state authorities, (vi) there is an outbreak or escalation of hostilities involving the United States on or after the date hereof, or the United States is or becomes engaged in hostilities which result in the declaration of a national emergency or war, the effect of which shall be, in your judgment, to make it inadvisable or impracticable to proceed with the public offering or delivery of the Shares on the terms and in the manner contemplated in the Prospectus, or (vii) there shall have been such a material adverse change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in the judgment of a majority in interest of the several Underwriters, makes it inadvisable or impracticable to proceed with the delivery of the Shares. Any termination of this Agreement pursuant to this
Section 8 shall be without liability on the part of the Company or any Underwriter, except as otherwise provided in Section 4(g) and Section 6 hereof.

         Any notice referred to above may be given at the address specified in
Section 10 hereof in writing or by telecopier, telex or telephone, and if by telecopier, telex or telephone, shall be immediately confirmed in writing.

         9. SURVIVAL OF CERTAIN PROVISIONS. The agreements contained in Section 6 and the representations, warranties and agreements of the Company in Sections 1 and 4 shall survive the delivery of the Shares to the Underwriters hereunder and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

         10. NOTICES. Except as otherwise provided in this Agreement, (a) whenever notice is required by the provisions of this Agreement to be given to the Company, such notice shall be in writing addressed to the Company at 5775 Morehouse Drive, San Diego, California 92121, Attention: President; and (b) whenever notice is required by the provisions of this Agreement to be given to the Underwriters, such notice shall be in writing addressed to you in care of Lehman Brothers Inc., Eighth Floor, Three World Financial Center, New York, New York 10285-0800, Attention: Syndicate Department and in care of Goldman, Sachs & Co., 32 Old Slip, 21st Floor, New York, New York 10005, Attention: Registration Department.

         11. PARTIES. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (b) the indemnity agreement of the Underwriters contained in Section 6 hereof shall be deemed to be for the benefit of directors of the Company, officers of the Company who signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement shall be construed to give any person, other than the persons referred to in this paragraph, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. The term "successors," as used in this Agreement, shall not include any purchaser of any of the Shares from any of the Underwriters merely by reason of such purchase.

         12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the choice of law or conflict of laws principles thereof.

         13. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which together shall constitute a single agreement.

         If the foregoing correctly sets forth the agreement among the Company and the several Underwriters, please indicate your acceptance in the space provided for that purpose below.



                                              Very truly yours,

                                              QUALCOMM INCORPORATED


                                              By: _________________________


Confirmed and accepted as of the
date first above mentioned:

LEHMAN BROTHERS INC.
GOLDMAN, SACHS & CO.

By: LEHMAN BROTHERS INC.



By: ____________________________
    Authorized Representative


By: GOLDMAN, SACHS & CO.



By: ____________________________
    (Goldman, Sachs & Co.)

                                   SCHEDULE I

                  Underwriting Agreement dated July ____, 1999


                                4,000,000 Shares
                              QUALCOMM INCORPORATED
                                  Common Stock


                                                                        Number
          Underwriter                                                  of Shares
          -----------                                                  ---------
Lehman Brothers Inc...........................................
Goldman, Sachs & Co...........................................

Total.........................................................        4,000,000
                                                                      =========